Exhibit 10.1

FIRST AMENDMENT TO RESALE AGREEMENT
First Amendment to Resale Agreement (this “Amendment”), dated as of September 20, 2013 among by and among West Virginia PCS Alliance, L.C., a Virginia limited liability company (the “WV Alliance”), Virginia PCS Alliance, L.C., a Virginia limited liability company (the “VA Alliance”) (collectively, the “Alliances”); NTELOS Inc., a Virginia corporation and the indirect parent of each of the Alliances (“NTELOS”); and Sprint Spectrum L.P., a Delaware limited partnership (“Sprint Spectrum”), and Sprint Spectrum on behalf of and as an agent for SprintCom, Inc., a Kansas corporation (“SprintCom”) (Sprint Spectrum and SprintCom collectively, “Sprint”).
WHEREAS, each of the Alliances, NTELOS and Sprint have entered into a Resale Agreement, dated as of July 31, 2007 (the “Resale Agreement”); and
WHEREAS, the parties hereto desire to amend the Resale Agreement on the terms and subject to the conditions set forth herein; and
WHEREAS, pursuant to Section 17.9 of the Resale Agreement, the amendments desired by the parties must be contained in a written agreement signed by authorized representatives of the parties.
NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Definitions. Capitalized terms used and not defined in this Amendment shall have the respective meanings given them in the Resale Agreement.
2.    Amendments to the Resale Agreement. The Resale Agreement is hereby amended as follows:
(a)    Section 1 of the Resale Agreement is hereby amended to
(i)     delete the following definitions: “Cost Dispute,” “Data Customers,” “Data Pricing Dispute,” “Data Customer Reset Rate,” “Home Data Customer,” “Home Data Customer Data Rate,” “Home Voice Customer,” “Home Voice Customer Reset Percentage,” “Home Voice Customer Voice Rate,” “Monthly Interim Amount,” “Monthly Minimum,” “Monthly Usage,” “National ARDRY,” “National ASRVRY,” “National ASRVRY 1,” “National ASRVRY 2,” “Reset Rate Dispute,” “Sprint Customer,” “Sprint Specific Customer,” “Travel Data Customer,” “Travel Data Customer Data Rate,” “Travel Voice Customer,” and “Travel Voice Customer Voice Rate;” and
(ii)    insert the following new definitions in the appropriate alphabetical order:
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“MVNO” has the meaning assigned to the term in Schedule 2.
“NPA-NXX” has the meaning assigned to the term in Schedule 2.

*** Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request filed with the Commission.

“Sprint Customers” means Sprint Home Customers and Sprint Travel Customers, collectively, as each are defined in Schedule 2.
“Sprint Home Customers” has the meaning assigned to the term in Schedule 2.
“Sprint Travel Customers” has the meaning assigned to the term in Schedule 2.
“Travel Voice Rate” has the meaning assigned to the term in Schedule 2.
“Travel Data Rate” has the meaning assigned to the term in Schedule 2.
“2013 Rate Reset Effective Date” means February 1, 2013.
(b)    Section 6.1 of the Resale Agreement is hereby amended in its entirety to read:
“6.1    Payment of Charges
6.1.1. Beginning on the 2013 Rate Reset Effective Date, Sprint shall be liable and will pay the Alliances for usage charges associated with the use of PCS Services by Sprint Customers as determined in accordance with Schedule 2.
6.1.2. Disputed charges are governed by the procedures set forth in Section 6.3 below.
6.1.3 All prices and charges stated in this Agreement are in U.S. dollars. All usage charges shall be billed according to the billing methodology set forth on Schedule 3.”

(c)	Section 6.2 of the Resale Agreement is hereby amended in its entirety to read:
"Section 6.2 Invoices
For usage charges associated with the use of the PCS Services by Sprint Customers as set forth in Section 6.1 and Schedule 2 during the period from the first day through the last day of each calendar month, the Alliances will provide Sprint invoices on a semi-monthly basis on or about the sixteenth day of such calendar month and the first day of the next calendar month. On or about the sixteenth day of each calendar month, the Alliances will provide Sprint an invoice for *** (calculated as set forth in Schedule 2) associated with the use of the PCS Services *** during the period from the first day through the fifteenth day of such calendar month. On or about the first day of the next calendar month, the Alliances will provide Sprint an invoice for *** (calculated as set forth in Schedule 2) associated with the use of the PCS Services *** during the period from the sixteenth day through the last day of the previous calendar month. Sprint will be liable to the Alliances for those undisputed charges and will pay them in accordance with the provisions of this Section 6. Payment for each invoice is due within twenty (25) days of receipt of invoice by Sprint. Interest, at a daily interest rate equal to .0491%, compounded monthly, shall begin to accrue on undisputed payment amounts due which are not made by the due date.”

*** Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request filed with the Commission.
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(d)    Clause (c) of Section 7.2.4 of the Resale Agreement is hereby amended in its entirety to read:
“(c) the Alliances shall have the right to use such new cell sites to provide geographic coverage to Alliances’ Customers for which the Alliances will pay Sprint *** provided in Schedule 2.
(e)    Clause (d) and the last sentence of Section 7.2.4 of the Resale Agreement are deleted.
(f)    Schedule 2 of the Resale Agreement is hereby amended and restated in its entirety as set forth on Schedule 2 attached hereto and incorporated by this reference.
3.    Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Resale Agreement, including all exhibits and schedules thereto, are and shall remain in full force and effect and are hereby ratified and confirmed by the parties. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Resale Agreement or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the parties hereto that would require the waiver or consent of any other party.
4.    Conditions Precedent. This Amendment shall become effective upon the date (the “Amendment Effective Date”) on which both Parties shall have received this Amendment, duly executed and delivered by the each of the parties to the Resale Agreement
5.    Representations and Warranties. Each party hereby represents and warrants to the other (before and after giving effect to this Amendment) that:
(a)    Such party has the corporate/limited liability company/limited partnership (as applicable) power and authority, and the legal right, to execute, deliver and perform this Amendment.
(b)    Such party has taken all necessary corporate/limited liability company/limited partnership (as applicable) action to authorize the execution, delivery and performance of this Amendment.
(c)    No consent or authorization of, filing with, notice to or other act by, any governmental authority or any other person or entity is required in connection with this Amendment or the execution, delivery, performance, validity or enforceability of this Amendment, or the performance, validity or enforceability of the Resale Agreement, except consents, authorizations, filings and notices which have been obtained or made and are in full force and effect.
(d)    This Amendment has been duly executed and delivered on behalf of such party. This Amendment and the Resale Agreement constitute the legal, valid and binding obligations of such party, and any other party for which such party is acting as agent, and are enforceable against such party and such other party for which such party is acting as agent, all in accordance with their terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

*** Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request filed with the Commission.
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(e)    Each of the representations and warranties made by such party herein or in or pursuant to the Resale Agreement is true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date (except that any representation or warranty which by its terms were made as of an earlier date shall be true and correct in all material respects as of such earlier date).
6.    Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon each of the parties hereto, and each of their respective successors and assigns.
7.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware.
8.    Counterparts. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same agreement, and any party hereto may execute this Amendment by signing and delivering one or more counterparts. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.
9.    Costs and Expenses. Each party agrees to pay for all of its own out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby.

[SIGNATURE PAGE FOLLOWS]

*** Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request filed with the Commission.
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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

WEST VIRGINIA PCS ALLIANCE, L.C. By: /s/ James A. Hyde Name: James A. Hyde Its: Authorized Signatory	SPRINT SPECTRUM L.P. By: /s/ Paul W. Schieber Name: Paul W. Schieber Its: Vice-President Access & Roaming
VIRGINIA PCS ALLIANCE, L.C. By: /s/ James A. Hyde Name: James A. Hyde Its: Authorized Signatory	SPRINT SPECTRUM L.P., on behalf of and as an agent for, SPRINTCOM, INC. By: /s/ Paul W. Schieber Name: Paul W. Schieber Its: Vice-President Access & Roaming
NTELOS INC. By: /s/ James A. Hyde Name: James A. Hyde Its: Authorized Signatory

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Schedule 2
PCS Services Pricing; Terms
The prices for all PCS Services provided by the Alliances to Sprint Customers will be at the rates provided in this Schedule 2.
I. DEFINITIONS:
Terms not specifically defined herein shall have the meanings ascribed thereto in the Agreement (including, where applicable, the Amendment).
“Accounting Firm” has the meaning set forth in Section IV(1) of this Schedule 2.
“Amendment” means that First Amendment to Resale Agreement dated September 20, 2013 to which this Schedule 2 is attached.
“Amendment Effective Date” has the meaning set forth in the Amendment.
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“MVNO” means a company that provides mobile PCS service via Sprint’s CDMA spectrum or via the Alliance’s spectrum under the Agreement and that does not own the infrastructure required to provide PCS Services.
“NPA-NXX” means the first six digits of a ten-digit telephone number, as identified in the Local Exchange Routing Guide (“LERG”), which, for the purposes of this Agreement, represents the area code and exchange of such telephone number.
“Sprint Home Customers” has the meaning set forth in Section II(A)(1) of this Schedule 2.
“Sprint Travel Customers” has the meaning set forth in Section II(B)(1) of this Schedule 2.
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“Travel Data Rate” has the meaning set forth in Section II(B)(2) of this Schedule 2.
“Travel Voice Rate” has the meaning set forth in Section II(B)(2) of this Schedule 2.
II. VOICE, DATA, LONG DISTANCE
A.    Sprint Home Customers

1.	Scope
This section applies to those postpaid, prepaid and MVNO customers of Sprint, Sprint’s Affiliates and Sprint Network Managers, that have handsets or other devices with local telephone numbers from a Market (based on NPA-NXX codes that are homed to an Alliances or NTELOS switch), (each a “Sprint Home Customer” and collectively “Sprint Home Customers”). For purposes of clarity, the parties acknowledge that the foregoing definition is not intended to modify and shall not affect Sprint’s rights or obligations under Section 4.2.5 of the Agreement.

*** Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request filed with the Commission.

All subscriber counts or similar reports of ***, provided by Sprint to NTELOS pursuant to the Agreement, shall be based upon the same methodology used by Sprint to publicly report ***. If *** used by Sprint as of the Amendment Effective Date changes after the Amendment Effective Date, Sprint will promptly notify the Alliances of such *** change and provide details thereof. If such change results in a negative economic impact upon the Alliances from the original intent of this Agreement, the Parties will negotiate a resolution of the *** change so that the Alliances will receive the same economic benefit that is consistent with the original intent of this Agreement. For purposes of clarity, the parties intend that each physical wireless device operated by a Sprint Home Customer that is capable of using any PCS Services on the Alliances’ Network shall be counted as a separate customer if such device is then otherwise activated to use Sprint’s CDMA network outside of the Markets.

2.	Initial Rate
For each month from and after February 1, 2013 through the expiration of the Agreement (including any renewals thereof and Phase-Out Period, if any), NTELOS shall charge Sprint ***. Beginning on February 1, 2013, the *** will be $9,250,000 per month. The *** shall be subject to reset under the conditions in Section II(A)(3) of this Schedule 2.

3.	Rate Resets
(a) January 1, 2014 Adjustments.
(i) If ***, then
***
effective January 1, 2014 for usage occurring on and after January 1, 2014.
(ii) If *** , then
***
effective January 1, 2014 for usage occurring on and after January 1, 2014.
(b) January 1, 2015 Adjustments.
(i) If a reset adjustment has been previously made pursuant to Sections II(A)(3)(a)(i) or (ii) above, and ***, then
***
effective January 1, 2015 for usage occurring on and after January 1, 2015.
(ii) If a reset adjustment has been previously made pursuant to Sections II(A)(3)(a)(i) or (ii) above, and ***, then
***
effective January 1, 2015 for usage occurring on and after January 1, 2015.
(iii) If a reset adjustment was not previously made pursuant to Sections II(A)(3)(a)(i) or (ii) above, and ***, then

*** Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request filed with the Commission.

***
effective January 1, 2015 for usage occurring on and after January 1, 2015.
(iv) If a reset adjustment was not previously made pursuant to Sections II(A)(3)(a)(i) or (ii) above, and ***, then
***
effective January 1, 2015 for usage occurring on and after January 1, 2015.
4. Sprint Reports
Sprint shall provide a report to the Alliances, within 10 days following each calendar month, of ***, together with such other information reasonably requested by the Alliances relating to ***. Each such report provided following a calendar quarter shall be certified by a Vice President or above and shall include a statement that, to the best of his or her knowledge after due inquiry, it was prepared using ***.
B.    Sprint Travel Customers

1.	Scope
This section applies to those postpaid, prepaid and MVNO customers of Sprint, Sprint’s Affiliates and Sprint Network Managers, that have handsets or other devices with local telephone numbers outside of a Market (based on NPA-NXX codes) and such third-party roaming customers that access the Alliances network via a roaming arrangement with Sprint, (each a “Sprint Travel Customer” and collectively “Sprint Travel Customers”).

2.	Travel Rates
*** beginning February 1, 2013 through the expiration of the Agreement (including any renewals thereof and Phase-Out Period, if any), the rate for *** shall be
***
For the purposes of clarity, the Alliances shall not charge Sprint for any text messaging by Sprint Travel Customers.
3.    Sprint Data Records
Sprint shall provide the Alliances on a daily basis, data usage records sufficient for the Alliances to determine *** for the prior day. If (i) by the sixteenth day of any calendar month Sprint has not provided data records sufficient for the Alliances to determine *** during the period from the first day of such calendar month through the fifteenth day of such calendar month, or (ii) by the first day of any calendar month Sprint has not provided data records sufficient for the Alliances to determine *** during the period from the sixteenth day through the last day of the prior calendar month, then, in any such case, the Alliances may reasonably estimate such usage for the purposes of preparing an invoice under Section 6.2 of the Agreement. In the event the Alliances estimate the amount of usage of PCS Services as provided above, the actual amounts due for such period in question shall be subject to a true-up at such time that Sprint provides the required records. The foregoing provisions relating to the Alliances’ right to reasonably estimate usage shall not relieve Sprint of its obligation to provide timely records as provided herein.

*** Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request filed with the Commission.

C.    Long Distance
Sprint shall provide long-distance telephone services to all Sprint Customers using the Alliances Network for PCS Services in the Markets by interconnecting, and paying all costs related thereto, with direct telecommunications circuits to the Alliances Network facilities.
III.    RECIPROCAL RATES

1.	Reciprocal Voice Rates - Alliances/NTELOS
NTELOS and its Affiliates, including the Alliances, shall enjoy the Travel Voice Rate when their own customers are roaming on the Sprint PCS Services networks operated by Sprint, Sprint’s Affiliates, or Sprint Network Managers (“Sprint PCS Services Networks”).
When customers of NTELOS and its Affiliates, including the Alliances, are roaming on Sprint PCS Services Networks, the pricing of the long distance telephone services associated with such roaming (including, but not limited to, international, inter-state, intra-state and 800 calls) provided by Sprint, Sprint’s Affiliates, and Sprint Network Managers to such customers of NTELOS and its Affiliates, including the Alliances, shall be at rates that reflect the “most favored nations” rates of Sprint offered to Sprint Network Managers. Such long distance telephone services associated with roaming shall be billed rounded to the nearest second.
2.    Reciprocal Voice Rates – Sprint
Sprint shall enjoy the Travel Voice Rate and long distance telephone pricing, as described above, when Sprint Customers are roaming on the wireless communications network operated by NTELOS or its Affiliates, including the Alliances, outside of the coverage area of the Markets.
3.    Reciprocal Data Rates – Alliances/NTELOS
While roaming on Sprint PCS Services Networks, customers of NTELOS and its Affiliates, including the Alliances, using such Sprint PCS Services Networks including transport to the wireless communications networks operated by NTELOS or its Affiliates, including the Alliances, shall pay the Travel Data Rate being paid by Sprint to the Alliances. For the purposes of clarity, Sprint shall not charge NTELOS or the Alliances for any text messaging by the Alliances customers.
4.    Reciprocal Data Rates in Coverage Outside the Markets – Sprint
While roaming on the wireless communications networks operated by NTELOS or its Affiliates, including the Alliances, outside the coverage of the Markets, Sprint Customers using such networks including transport to the Sprint network shall pay the Travel Data Rate being paid by Sprint to the Alliances.
IV.    DISPUTE RESOLUTION PROCEDURES
1.    In the case of any unresolved dispute arising under this Schedule 2, the Alliances shall provide written notice of such dispute, together with an explanation of the nature of the dispute. Sprint shall respond to the Alliances in writing with regard to the dispute within ten (10) business days after receipt of notice of such dispute. If the parties are unable to resolve such unresolved dispute within thirty (30) business days of the date of Sprint’s response, the parties agree that an independent accounting firm mutually agreed to by the parties (the “Accounting Firm”) shall be employed to resolve such dispute as soon as reasonably practicable.

*** Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request filed with the Commission.

2.    The parties shall direct the Accounting Firm to review the dispute and the supporting accounting records and other documents of Sprint as necessary in order to resolve the dispute. The determination of such Accounting Firm shall be final and binding upon the parties. In the event that an Accounting Firm is hired to resolve a dispute, the parties shall each pay half of the cost of the Accounting Firm.
V.    THOUSAND BLOCK POOLING / WLNP
Sprint shall reimburse the Alliances for all Thousand Block Number Pooling / WLNP database “dipping” charges incurred by the Alliances on account of providing PCS Services to Sprint Customers, such payments to be invoiced and paid in the timeframes set forth in Section 6 of the Agreement. However, such “dipping” charges shall be considered separate and additional charges and not charges for PCS Services and so such “dipping” charges shall not be included in the calculation of charges as set forth in this Schedule 2 and in Sections 6.1 and 6.2 of the Agreement.

VI.     PRICING INTENT / CONDUCT
It is the intent of the Parties that the rates and charges as set forth in the Agreement and in this Schedule 2 shall fairly compensate the Alliances for all use by Sprint Customers of the Alliances Network. If use by Sprint Customers of the Alliances Network occurs which is not included in the Sprint Home Customer or Sprint Travel Customer categories of this Schedule 2, the parties will agree to include such usage in one or more categories. Each Party acknowledges that it has a duty of good faith and fair dealing to cooperate to advance this intent now and in the future as technologies and services evolve. In furtherance of such intent given current technology and services, the Parties agree that, subject to Section II(A)(1) of this Schedule 2, all customer counts and usage that Sprint provides pursuant to this Schedule 2 shall be measured and calculated by Sprint in a consistent manner, period to period, for each time period for which such information is supplied.
The Parties acknowledge that the foregoing fees and rates set forth herein have been determined based upon the current Sprint Customer base and projections provided by Sprint to the Alliances. The Parties agree that if *** at anytime during the term of the Agreement ***, that the parties will negotiate in good faith to reset the minimums to reflect ***. For purposes of clarity, all existing customers of a Newly Acquired Sprint Affiliate (as defined in the Agreement) or that are acquired as part of a network asset purchase transaction or transactions, that remain on such Newly Acquired Sprint Affiliate’s network or such acquired network assets (in each case, as provided in Section 4.2.5 of the Agreement), shall not be counted as Sprint Home Customers for purposes of the foregoing determination and, rather, shall be treated as Sprint Travel Customers for billing purposes to the extent such customers use the Alliances network. In the event the parties cannot agree to revised fees and/or rates within 30 days of notice from the Alliances to Sprint requesting such an adjustment, the dispute shall be resolved pursuant to Section IV of this Schedule 2.
VII.     PRICING OF ALLIANCES’ SERVICES IN THE MARKETS

During the Term of this Agreement and provided that Sprint is not in breach of this Agreement, the prices, terms and conditions, viewed collectively, offered to Sprint by the Alliances for PCS Services shall be no less favorable than the prices, terms and conditions, viewed collectively, offered by the Alliances in the Markets to any other customer under reasonably comparable circumstances and quantities for substantially similar services.

*** Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request filed with the Commission.
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